UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 7, 2010

IPC THE HOSPITALIST COMPANY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33930	No. 95-4562058
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4605 Lankershim Boulevard, Suite 617

North Hollywood, California

(Address of principal executive offices including Zip Code)

(888) 447-2362

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 - Submission of Matters to a Vote of Security Holders.

On June 8, 2010, IPC The Hospitalist Company, Inc. (the “Company”) held its 2010 Annual Meeting of Stockholders (the “Annual Meeting”), at 9:00 a.m., pacific time, at the Hilton Los Angeles/Universal City, 555 Universal Hollywood Drive, Universal City, California, pursuant to notice duly given. Only stockholders of record as of the close of business on April 9, 2010 were entitled to vote at the Annual Meeting. As of April 9, 2010, there were 16,226,686 shares of Company common stock outstanding and entitled to vote at the Annual Meeting, of which 15,595,977 shares of Company common stock were represented, in person or by proxy, constituting a quorum.

The final results of the stockholder vote on each proposal brought before the meeting were as follows:

(a) Each of the three nominees to serve as Class III Directors for a three-year term expiring at the 2013 Annual Meeting was elected.

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Francesco Federico, M.D.	14,654,330	164,869	776,778
Patrick G. Hays	13,515,228	1,303,971	776,778
C. Thomas Smith	9,047,635	5,771,564	776,778

(b) The appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010 was ratified.

Votes For	Votes Against	Abstentions	Broker Non-Votes
13,947,613	1,624,692	23,672	0

Item 8.01 - Other Events.

On June 7, 2010, IPC The Hospitalist Company, Inc. (the “Company”) received a civil investigative demand (“CID”) issued by the Department of Justice, U.S. Attorney’s Office for the Northern District of Illinois. The CID requests information concerning claims the Company has submitted to Medicare and Medicaid. The CID applies to the Company and its affiliated professional organizations, covers the period from January 1, 2003, through the present, and seeks production of a wide range of documents relating to the Company’s Medicare and Medicaid participation, physician arrangements, operations and compliance programs. The Company has a strong compliance focus, and believes that it operates with appropriate billing policies, procedures, provider training and compliance programs. The Company intends to meet with representatives of the government to discuss the scope of the CID and the production of responsive documents. To the knowledge of the Company, no proceedings have been initiated against the Company at this time, although it is not possible to predict whether or when proceedings might be initiated, when these matters may be resolved or what impact, if any, the outcome of this matter might have on its consolidated financial position, results of operations, or cash flows.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IPC THE HOSPITALIST COMPANY, INC.

Date: June 9, 2010	By:	/S/ ADAM D. SINGER, M.D.
Adam D. Singer, M.D.
Chief Executive Officer

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